DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than

1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Deal Name:	HEAT 2005-8
Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

	aggregate pool	group: ___1___	group: _____2_
gross WAC (%)	7.16%	7.18%	7.15%

wtd avg FICO	627	623	630
FICO < 600 (%)	30.8%	32.9%	29.3%
FICO 600-650 (%)	35.6%	38.9%	33.1%

wtd avg CLTV (%)	88.6%	88.1%	88.9%
CLTV = 80 (%)	9.4%	9.4%	9.4%
CLTV > 80.01 (%)	70.6%	69.7%	71.3%
LTV 95.01 -100 (%)	3.7%	2.9%	4.3%
Full Doc (%)	51.7%	52.2%	51.4%
Stated Doc (%)	28.6%	28.8%	28.5%

purch (%)	46.5%	43.2%	48.9%
CO refi (%)	48.7%	49.0%	48.4%
Own Occ (%)	94.9%	95.5%	94.5%
Prepay Penalty (%)	81.6%	84.4%	79.5%
wtd avg DTI (%)	41.6%	41.6%	41.6%
ARM ? (%)	90.1%	90.8%	89.7%
2/28 (%)	81.4%	82.6%	80.4%
3/27 (%)	7.6%	7.1%	8.0%
1st Lien (%)	97.4%	98.3%	96.7%
Avg Loan Balance	191,952	165,952	217,207
# of Loans	7,692	3,790	3,902
Loan Bal < $100k (%)	7.8%	9.5%	6.6%
Mtg Rates > 12% (%)	0.1%	0.1%	0.1%
Manuf Housing (%)	0.0%	0.0%	0.0%

(%) & largest state code	32.0%	29.2%	34.1%
silent 2nd (%)	42.7%	41.8%	43.4%
IO loans (%)	29.8%	29.0%	30.3%
5yr IO (%)	27.1%	25.7%	28.1%
2 yr IO (%)	1.6%	1.9%	1.3%
IO: FICO	656	651	659
IO LTV (%)	80.6%	80.7%	80.6%
IO DTI (%)	42.0%	41.7%	42.2%
IO full doc (%)	13.7%	13.1%	14.1%
IO: purch (%)	17.7%	14.8%	19.8%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than

1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

GWAC	7.16	7.18	7.15
WA FICO	627	623	630
% FICO <600	30.8	32.9	29.3
% FICO 600-650	35.6	38.9	33.1
WA CLTV	88.6	88.1	88.9
% CLTV =80	9.4	9.4	9.4
% CLTV >80.01	70.6	69.7	71.3
% LTV 95.01-100	3.7	2.9	4.3
% Full Doc	51.7	52.2	51.4
% Stated Doc	28.6	28.8	28.5
% Purchase	46.5	43.2	48.9
% CO Refi	48.7	49.0	48.4
% OwnerOcc	94.9	95.5	94.5
% Prepay	81.6	84.4	79.5
% DTI	41.6	41.6	41.6
% ARM	90.1	90.8	89.7
% 2_28	81.4	82.6	80.4
% 3_27	7.6	7.1	8.0
% 1stLiens	97.4	98.3	96.7
Avg Loan Bal	191,952	165,952	217,207
# of Loans	7,692	3,790	3,902
% LoanBal<$100k	7.8	9.5	6.6
% CurrRate>12%	0.1	0.1	0.1
% MH	0.0	0.0	0.0
%Largest State (CA)	32.0	29.2	34.1
% Silent Second	42.7	41.8	43.4
% IO	29.8	29.0	30.3
% 5yr IO	27.1	25.7	28.1
% 2yr IO	1.6	1.9	1.3
IO WA FICO	656	651	659
IO WA LTV	80.6	80.7	80.6
IO WA DTI	42.0	41.7	42.2
IO % Full Doc	13.7	13.1	14.1
IO % Purchase	17.7	14.8	19.8

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	91.0	5.3	656	80.6	42.0	46.0	59.4
Total:	91.0	5.3	656	80.6	42.0	46.0	59.4

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
451 – 500	0.3	0.0	0.0	0.3	0.0	0.3	8.47	252,177	75.8	0.0	0.0
501 – 550	6.2	2.4	0.7	9.4	0.7	8.2	8.19	183,541	74.3	0.0	0.2
551 – 600	14.5	4.9	2.4	21.8	6.9	13.5	7.45	169,932	80.4	2.4	6.1
601 – 650	19.1	10.0	6.5	35.6	17.0	16.9	7.03	185,983	81.5	12.3	16.5
651 – 700	8.7	7.8	6.5	23.0	14.3	7.7	6.86	215,048	82.1	10.4	13.5
701 – 750	2.3	2.6	2.8	7.7	5.8	1.8	6.75	236,489	81.9	3.6	5.0
751 – 800	0.7	0.9	0.7	2.2	1.7	0.4	6.62	228,210	80.3	1.0	1.4
801 – 850	0.0	0.1	0.1	0.1	0.1	0.0	6.75	304,993	83.0	0.0	0.1
Total:	51.7	28.6	19.6	100.0	46.5	48.7	7.16	191,952	80.7	29.8	42.7

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 – 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64,928	7.01	5.99	0.0	0.0	0.0	0.0
20.001 – 30.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	69,418	7.39	6.30	0.0	0.0	0.0	0.0
30.001 – 40.000	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0	0.0	0.4	162,239	7.02	5.98	0.0	0.2	0.1	0.0
40.001 – 50.000	0.0	0.0	0.0	0.3	0.2	0.2	0.0	0.0	0.0	0.0	0.8	142,874	7.20	6.13	0.1	0.3	0.0	0.0
50.001 – 60.000	0.0	0.0	0.0	0.6	0.7	0.5	0.2	0.1	0.0	0.0	2.2	190,297	7.20	6.17	0.2	0.9	0.2	0.0
60.001 – 70.000	0.0	0.0	0.1	1.8	1.9	1.7	0.7	0.1	0.1	0.0	6.3	210,886	7.36	6.30	0.5	2.8	1.0	0.2
70.001 – 80.000	0.0	0.0	0.2	4.5	9.9	21.0	15.3	5.7	1.7	0.1	58.4	210,442	6.88	5.93	14.0	16.9	22.5	38.8
80.001 – 90.000	0.0	0.0	0.0	2.0	8.1	8.9	4.8	1.2	0.2	0.0	25.1	211,159	7.36	6.29	3.4	6.4	5.2	3.7
90.001 – 100.000	0.0	0.0	0.0	0.0	0.8	3.0	1.9	0.6	0.1	0.0	6.6	90,076	8.74	6.31	1.1	1.1	0.8	0.0
Total:	0.0	0.0	0.3	9.4	21.8	35.6	23.0	7.7	2.2	0.1	100.0	191,952	7.16	6.07	19.4	28.6	29.8	42.7

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Reduced	Stated	Interest	Silent
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Stated	Only	Second
1. - 50,000.	0.0	0.0	0.0	0.1	0.3	0.6	0.3	0.1	0.0	0.0	1.3	92.2	9.89	6.87	0.1	0.2	0.0	0.0
50,001. - 100,000.	0.0	0.0	0.0	0.8	2.1	2.4	1.1	0.3	0.1	0.0	6.9	82.6	7.97	6.41	1.1	1.0	0.2	2.8
100,001. - 150,000.	0.0	0.0	0.0	1.5	3.9	5.2	2.5	0.6	0.2	0.0	14.0	80.9	7.38	6.16	2.0	2.7	1.8	6.7
150,001. - 200,000.	0.0	0.0	0.1	1.8	3.7	6.0	3.2	0.9	0.2	0.0	15.8	79.9	7.18	6.03	3.0	3.7	3.6	6.8
200,001. - 250,000.	0.0	0.0	0.0	1.5	2.8	4.2	2.7	0.8	0.2	0.0	12.2	79.4	7.14	6.05	2.1	4.0	3.6	4.9
250,001. - 300,000.	0.0	0.0	0.0	1.1	2.5	4.2	2.9	0.9	0.2	0.0	11.8	79.7	6.94	5.97	2.2	3.8	4.2	4.6
300,001. - 350,000.	0.0	0.0	0.0	1.0	1.7	3.1	1.7	0.8	0.2	0.1	8.6	81.2	6.97	6.06	2.0	2.4	3.4	3.5
350,001. - 400,000.	0.0	0.0	0.0	0.8	1.3	2.8	2.6	0.7	0.3	0.0	8.5	80.8	6.89	6.07	1.6	3.5	3.5	3.8
400,001. - 450,000.	0.0	0.0	0.0	0.3	1.0	2.0	1.8	0.8	0.3	0.0	6.3	81.3	6.84	5.95	1.2	2.4	3.0	3.0
450,001. - 500,000.	0.0	0.0	0.0	0.2	1.0	2.0	1.6	0.7	0.2	0.0	5.8	81.1	6.83	6.04	1.6	2.2	2.6	2.6
500,001. - 550,000.	0.0	0.0	0.0	0.1	0.4	1.1	0.8	0.3	0.0	0.0	2.7	79.8	7.03	6.12	0.9	1.1	1.2	1.1
550,001. - 600,000.	0.0	0.0	0.0	0.1	0.4	0.9	0.7	0.2	0.0	0.0	2.3	81.6	7.01	6.11	0.6	0.7	0.9	1.1
600,001. - 650,000.	0.0	0.0	0.0	0.0	0.3	0.5	0.4	0.3	0.1	0.0	1.7	80.8	6.91	6.05	0.5	0.6	0.9	0.9
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.1	0.1	0.4	0.1	0.0	0.0	0.6	82.8	6.92	5.77	0.2	0.1	0.3	0.4
700,001. - 750,000.	0.0	0.0	0.0	0.1	0.2	0.5	0.2	0.1	0.0	0.0	1.2	79.7	7.01	5.92	0.2	0.3	0.5	0.6
750,001. >=	0.0	0.0	0.0	0.0	0.1	0.1	0.1	0.1	0.0	0.0	0.3	79.8	7.00	5.17	0.1	0.0	0.0	0.1
Total:	0.0	0.0	0.3	9.4	21.8	35.6	23.0	7.7	2.2	0.1	100.0	80.7	7.16	6.07	19.4	28.6	29.8	42.7

																%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 – 5.00	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	73.4	4.89	4.12	280,951	0.0	0.0	0.1	0.0
5.01 – 5.50	0.0	0.0	0.0	0.0	0.3	0.6	0.5	0.3	0.1	0.0	1.8	77.0	5.35	4.93	261,104	0.2	0.2	0.9	1.0
5.51 – 6.00	0.0	0.0	0.0	0.1	0.6	3.4	3.0	1.4	0.4	0.0	8.9	78.9	5.86	5.16	253,889	1.1	1.6	4.5	5.1
6.01 – 6.50	0.0	0.0	0.0	0.2	2.4	6.8	5.0	1.8	0.5	0.1	16.8	79.0	6.32	5.56	234,179	3.3	4.2	7.4	9.9
6.51 – 7.00	0.0	0.0	0.0	0.8	5.0	10.6	7.0	2.0	0.7	0.0	26.2	79.9	6.79	5.96	225,826	6.0	7.0	9.3	13.6
7.01 – 7.50	0.0	0.0	0.0	1.2	4.4	6.1	3.7	1.2	0.1	0.0	16.7	80.5	7.28	6.24	203,949	3.8	5.6	4.6	7.4
7.51 – 8.00	0.0	0.0	0.0	1.9	4.0	4.4	2.2	0.5	0.2	0.0	13.2	82.1	7.78	6.51	189,140	2.4	5.1	2.2	3.7
8.01 – 8.50	0.0	0.0	0.1	2.0	2.6	1.7	0.5	0.2	0.0	0.0	7.0	82.7	8.29	6.84	172,912	1.1	2.3	0.6	1.3
8.51 – 9.00	0.0	0.0	0.0	1.8	1.4	0.7	0.3	0.2	0.0	0.0	4.4	83.4	8.78	7.08	134,211	0.8	1.1	0.1	0.5
9.01 – 9.50	0.0	0.0	0.1	0.6	0.6	0.3	0.3	0.0	0.0	0.0	1.9	83.4	9.28	7.26	107,638	0.2	0.6	0.1	0.2
9.51 – 10.00	0.0	0.0	0.0	0.4	0.2	0.3	0.3	0.1	0.0	0.0	1.3	89.2	9.82	7.38	88,085	0.3	0.4	0.0	0.0
10.01 – 10.50	0.0	0.0	0.0	0.2	0.1	0.3	0.1	0.0	0.0	0.0	0.7	88.5	10.31	7.36	65,346	0.1	0.2	0.0	0.0
10.51 – 11.00	0.0	0.0	0.0	0.1	0.1	0.3	0.0	0.0	0.0	0.0	0.7	91.5	10.82	6.99	58,293	0.1	0.2	0.0	0.0
11.01 – 11.50	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.2	97.5	11.29	6.82	41,174	0.0	0.1	0.0	0.0
11.51 >=	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.2	88.3	12.13	7.49	26,973	0.0	0.1	0.0	0.0
Total:	0.0	0.0	0.3	9.4	21.8	35.6	23.0	7.7	2.2	0.1	100.0	80.7	7.16	6.07	191,952	19.4	28.6	29.8	42.7

								LTV >		Avg		Avg	Reduced	Stated	Interest	Silent
Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	100	Total	FICO	Margin	Balance	Doc	Stated	Only	Second
4.501 - 5.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1	684	4.12	280,951	0.0	0.0	0.1	0.0
5.001 - 5.500	0.0	0.0	0.1	0.2	1.3	0.2	0.0	0.0	1.8	658	4.93	261,104	0.2	0.2	0.9	1.0
5.501 - 6.000	0.0	0.1	0.2	0.5	6.5	1.5	0.1	0.0	8.9	660	5.16	253,889	1.1	1.6	4.5	5.1
6.001 - 6.500	0.1	0.2	0.4	0.9	12.5	2.7	0.1	0.0	16.8	648	5.56	234,179	3.3	4.2	7.4	9.9
6.501 - 7.000	0.2	0.2	0.4	1.4	17.6	5.7	0.6	0.0	26.2	637	5.96	225,826	6.0	7.0	9.3	13.6
7.001 - 7.500	0.0	0.1	0.3	1.0	10.1	4.7	0.5	0.0	16.7	625	6.24	203,949	3.8	5.6	4.6	7.4
7.501 - 8.000	0.1	0.1	0.4	0.7	5.5	5.2	1.1	0.0	13.2	610	6.51	189,140	2.4	5.1	2.2	3.7
8.001 - 8.500	0.1	0.0	0.1	0.6	2.6	2.8	0.9	0.0	7.0	582	6.84	172,912	1.1	2.3	0.6	1.3
8.501 - 9.000	0.0	0.0	0.1	0.4	1.4	1.7	0.8	0.0	4.4	576	7.08	134,211	0.8	1.1	0.1	0.5
9.001 - 9.500	0.0	0.0	0.1	0.2	0.5	0.4	0.6	0.0	1.9	586	7.26	107,638	0.2	0.6	0.1	0.2
9.501 - 10.000	0.0	0.0	0.0	0.2	0.2	0.2	0.7	0.0	1.3	607	7.38	88,085	0.3	0.4	0.0	0.0
10.001 - 10.500	0.0	0.0	0.0	0.1	0.1	0.0	0.4	0.0	0.7	588	7.36	65,346	0.1	0.2	0.0	0.0
10.501 - 11.000	0.0	0.0	0.0	0.1	0.0	0.0	0.5	0.0	0.7	596	6.99	58,293	0.1	0.2	0.0	0.0
11.001 - 11.500	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.2	605	6.82	41,174	0.0	0.1	0.0	0.0
11.501 >=	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.2	603	7.49	26,973	0.0	0.1	0.0	0.0
Total:	0.5	0.8	2.2	6.3	58.4	25.1	6.6	0.0	100.0	627	6.07	191,952	19.4	28.6	29.8	42.7